Fervo Energy Declares Commercial Operation at Cape Station Ahead
of Schedule, Leading the Race for Next Generation Geothermal
Energy
•First GeoBlock reaches contractual commercial operation date (COD) and is generating revenue under the terms of Fervo’s Power Purchase Agreement (PPA)
•First GeoBlock achieved 33 MW of net power production – meeting the expected production threshold under the PPA
HOUSTON — October 1, 2026 — Fervo Energy (Nasdaq: FRVO), a global pioneer of next-generation geothermal energy, today announced that its first power plant at Cape Station in Beaver County, Utah, has reached commercial operation, making it the first greenfield enhanced geothermal development in the world to achieve contractual commercial operations. The landmark milestone marks a pivotal moment for Fervo and for the broader geothermal industry, demonstrating that enhanced geothermal systems (EGS) can deliver reliable,
24/7 carbon-free electricity at commercial scale on an industry-leading timeline.
Cape Station synchronized to the grid on September 24 and declared commercial operation just six days later on
September 30, one day before its contractual COD. Revenue is now being generated under Fervo’s power purchase agreement.
“Reaching commercial operations at Cape Station is both a huge milestone for Fervo, and a turning point for the entire energy industry," said Tim Latimer, CEO and Co-Founder of Fervo Energy. "No team has ever built a project like this anywhere in the world, and we did it ahead of schedule. We are excited to prove that Fervo
Energy can bring a new track record of execution to the power sector, an industry where project delays are often the norm.”
Fervo built and commissioned this power facility for its first GeoBlock in just 23 months, a remarkable achievement for a first-of-its-kind infrastructure project. As Fervo applies lessons learned across its growing pipeline, the company sees substantial opportunity to compress this timeline further and is confident in its ability to reach an 18-month construction timeline for future GeoBlocks.
"This is a defining moment at Fervo and it's one we're proud to deliver ahead of schedule," said David Ulrey, CFO of Fervo Energy. "With over 1 gigawatt of binding PPAs signed across our portfolio, the COD of this first
GeoBlock is the beginning of our build into a durable base of predictable, long-term revenue generation. We remain focused on disciplined capital execution as we bring the remaining Phase I GeoBlocks online and advance
Phase II toward its 2028 COD."
Cape Station's Phase I comprises approximately 100 MW across three 33-megawatt GeoBlocks. The first
GeoBlock produced 33 MW of net power production, showing even in these early stages the GeoBlock is performing to expectations. Commissioning continues at the remaining two Phase I GeoBlocks, which are expected to reach contractual COD by January 1, 2027. The next phase, an additional 400 MW, is already under construction, with an expected COD in 2028.
"Getting our first GeoBlock to commercial operation reflects the strength of our execution and the discipline of our team on the ground," said Dawn Owens, SVP, Head of Development & Commercial Markets. “We are on
track to bring the remaining Phase I GeoBlocks online by January 1, 2027. Every GeoBlock we bring online makes the next one faster and more predictable, and that repeatability is the foundation of how we scale and bring down costs.”
As Phase I comes online and Phase II advances toward its 2028 COD, Fervo expects Cape Station's contracted capacity to translate into a growing, long-term revenue stream underpinned by multi-year offtake agreements.
About Fervo Energy
Fervo Energy (Nasdaq: FRVO) is a modern power company built around one of the market’s most important needs: affordable, dependable new power supply. Through the large-scale deployment of enhanced geothermal systems, Fervo has established a repeatable, industrial approach to building utility-scale power. The company is transforming geothermal into a clean, reliable, cost-competitive solution designed to meet rising demand from AI hyperscalers, utilities, and a more electricity-intensive economy. For more information, visit
www.fervoenergy.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, are forward-looking statements. When used in this press release, the words
“aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,”
“intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,”
“target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Although Fervo believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Fervo’s control. Accordingly, forward-looking statements are not guarantees of future performance, and
Fervo’s actual outcomes could differ materially from what Fervo has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to expanding our geothermal operations and accessing new markets; challenges in maintaining compliance with extensive environmental regulations and permitting requirements; uncertainties in forecasting future operational results and growth due to economic conditions and market demand; compliance with environmental regulations and climate change initiatives impacting operational costs; inherent risks in the geothermal industry, including potential operational disruptions and associated liabilities; the influence of consumer preferences, government policies, and competition on the demand for geothermal energy; risks associated with fluctuations in energy prices and material costs; dependence on a complex supply chain and successful maintenance of our geothermal infrastructure; financial performance influenced by fluctuations in interest rates, capital availability, and other market conditions; capacity actually constructed or for which we enter power purchase agreements under non-binding agreements, like the Geothermal Framework Agreement; exposure to legal proceedings and claims arising from our business operations; protecting our brand reputation and facing potential negative public perception; negative public perception and political opposition impacting our ability to secure regulatory approvals and market acceptance; the successful and timely execution of our growth strategy, with risks of delays or failures; reliance on key personnel and the potential impact of labor costs and workforce challenges; heavy reliance on technology systems and potential cybersecurity threats; global economic and political conditions affecting our operations, supply chain, and customer demand; the risk that our estimates of capacity potential and heat initially in place are inaccurate or that we are unable to produce quantities of electrical energy commensurate with such estimates; and other risks and uncertainties, including those set forth under “Risk Factors” in Fervo’s
Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission (the “SEC”) on May
11, 2026, and Fervo’s other filings with the SEC.
In light of these factors, the events anticipated by Fervo’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Fervo operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Fervo cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this press release or, if earlier, as of the date they were made. Fervo does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.
Contact
V2 Communications for Fervo Energy
fervo@v2comms.com